ApolloGold™ Corporation

Black Fox Update
Qtr 4 – Year End 2008 Financial Review

April 3, 2009

NYSE Amex: AGT
TSX: APG
www.apollogold.com

Forward Looking Statements / Non-GAAP Financial Measures/Cautionary Note to US Investors

ApolloGold Corporation

- **FORWARD-LOOKING STATEMENTS**

This presentation includes "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "schedules," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. All statements regarding timing of commencement of production at Black Fox, future throughput rates at the Black Fox mill, future production at recovery rates at Black Fox, expected cash costs at Black Fox, future cash flow from the Montana Tunnels mine, capital commitments at Black Fox, future work programs for the continued development at Black Fox, utilization of the $70 million project facility, production and milling at the Montana Tunnels mine, placing the Montana Tunnels mine on care and maintenance and the associated costs therewith, statements respecting reserves with respect or relating to the Montana Tunnels mine, the timing of completion of an NI 43-101 for our Huizopa project, future capital expenditures at our Black Fox, Montana Tunnels and Huizopa projects and the sufficiency of our cash funds are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from these forward-looking statements include: additional operational, geotechnical, processing and remediation problems at the Montana Tunnels mine, unexpected changes in business and economic conditions, political or economic instability, significant decreases in gold, zinc or lead prices, results of drilling and other exploration activities at Huizopa, difficulties or delays in permitting at Black Fox, changes in interest and currency rates, local and community impacts and issues, labor accidents, environmental risks and other factors disclosed under the heading "Risk Factors" in Apollo's most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission and elsewhere in Apollo's documents filed from time to time with the Toronto Stock Exchange, the NYSE Amex exchange, The United States Securities and Exchange Commission and other regulatory authorities. All forward-looking statements included in this presentation are based on information available to Apollo on the date hereof. Apollo assumes no obligation to update any forward-looking statements.

- **NON-GAAP FINANCIAL MEASURES**

This presentation references certain non-GAAP financial measures including the terms "cash operating costs," "total cash costs," and "total production costs," each of which are considered non-GAAP financial measures as defined in the United States Securities and Exchange Commission Regulation S-K Item 10 and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP in Canada and the United States. These terms are used by management to assess performance of individual operations and to compare Apollo's performance to other gold producers. The term "cash operating costs" is used on a per ounce of gold basis. Cash operating costs per ounce is equivalent to direct operating cost as found in Apollo's consolidated statements of operations, less production royalty expenses and mining taxes but includes by-product credits for payable silver, lead and zinc. The term "total cash costs" is equivalent to cash operating costs plus production royalties and mining taxes. The term "total production costs" is equivalent to total cash costs plus non-cash costs including depreciation and amortization. These measures are not necessarily indicative of operating profit or cash flow from operations as determined under GAAP in Canada and the United States and may not be comparable to similarly titled measures of other companies. For a reconciliation of these non-GAAP measures to Apollo's statements of operations, see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations in Apollo's most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission.

- **CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES.**

This presentation uses the term mineral "resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

Operations & Project Locations

Apollo Gold Corporation



Montana Tunnels - USA
Black Fox - Canada
Huizopa - Mexico

Asset Base – Focus is GOLD

Apollo Gold Corporation



Black Fox Project (Canada)



Montana Tunnels Mine (USA)



Huizopa Project (Mexico)

Black Fox Highlights

ApolloGold Corporation

Black Fox (100% Interest) [1]

- Bankable feasibility study with $NPV_{0\%}$ of US$302 million (using US$750/oz Au)
- Reserves currently sit at 1.3M oz Au (730,000 oz Au @ 5.2 g/t open pit and 600,000 oz Au @ 8.8 g/t underground)
- The deposit contains additional ounces of resource not currently in the mine plan. (See 43-101 for additional information)
- Mine Open Pit Pre-Stripping 70% Complete
- Mine Open Pit Ores encountered and are beginning to be stockpiled for milling
- Mill purchased in July 2008—Operational at 1,100 tpd
- Mill Reconstruction from 1,100 to 1,500 tpd / 2,000 tpd Expected April / Sept
- Mill start up expected to begin April 2009–First Gold Pour expected in May 2009
- Property exploration upside south-east and north-west of the Black Fox deposit
- Project Financing US $70 M completed with Macquarie and RMB Banks

(1) *SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)*

Highlights

Apollo Gold Corporation

Montana Tunnels (50% JV Interest)

- Mill Operates until April 30, 2009 – Care & Maintenance

Huizopa (80% Interest)

- Located in Mexico, 4,000m drill program in 2008 with exploration potential

Grey Fox

- Located 3.5 Km SW of Black Fox
- 16 core holes for 3715 Meters completed-assays pending

Montana Tunnels Mine






November 05, 2008
4470

Montana Tunnels (Future)

ApolloGold Corporation

- + 2 Million ton ore stockpile
- L-Pit Mining completed early December 2008
- Mine Equipment Parked - lowers overall cost
- Mill expected to Operate through end of April 2009
- M-Pit Permit Expansion Completed Nov. 2008
- Care and Maintenance May 2009

Apollo Gold
Financial Update 4th Qtr & Year End 2008

- Consolidated Financial Results
- Metal Production & Cash Costs
- Black Fox Financing
- Share Summary

Apollo Gold
Consolidated Financial Results

ApolloGold Corporation

	4th Quarter		Year-End Dec 31	
	2008	2007	2008	2007
(In millions of US $)				
Revenue	$ 7.7	$ 10.9	$ 46.4	$ 38.5
Operating Exp.	$ 10.6	$ 10.2	$ 44.8	$ 34.1
Operating Inc. (Loss)	**$ (2.9)**	**$ 0.6**	**$ 1.6**	**$ 4.4**
Other (Exp.)/Inc. Taxes	$ 1.6	$ 1.9	$ 0.0	($ 2.0)
Net Income (Loss)	**$ (1.3)**	**$ 2.5**	**$ 1.6**	**$ 2.4**
Net Income / Share	($0.00)	$0.02	$0.01	$0.02

4th Quarter 2008
Metal Production & Cash Costs

ApolloGold Corporation

Metal Sales – Apollo 50%

	4th Qtr	Year Ended-Dec 31
Gold (oz's)	5,482	24,346
Silver (oz's)	61,078	242,875
Lead (lbs)	2,118,333	7,780,046
Zinc (lbs)	5,094,420	18,986,730
• Cash Cost per oz	$971	$511
• Co-Product		
• Gold per oz	$ 841	$ 707
• Silver per oz	$ 9.90	$ 11.27
• Lead per lb	$ 0.50	$ 0.71
• Zinc per lb	$ 0.56	$ 0.64

Black Fox Financing

ApolloGold Corporation

- A Combination of Bank Project Financing and a Series of Equity Offerings
  - Latest Equity Offerings Completed in 3rd qtr 2008 -- +$30 M
  - $5 M borrowed from RMB for down payment on Mill July 2008
  - $1 M in Flow Through shares in Dec 2008
- RMB Bank and Macquarie Project financing
  - Bridge loan facility provided $15 M
  - Financing Completed Feb-09 $70 M (less Bridge loan facility which was repaid)
  - Hedging of Gold
    - 250,000 ozs @ US$876
  - Hedging of Canadian Dollar
    - 1.21 : 1.00 for US$60 M

Apollo Gold
Share Summary

ApolloGold Corporation

	Shares
Common Shares Outstanding	223 M
Warrants @ $0.18 from Nov 06	8.0 M
Convertible @ $0.50 from Feb 2007	8.5 M
Warrants with Convertible equity @$0.25	8.5 M
Warrants @ $0.65 from Jul 08	20 M
Warrants @ $0.18 from Dec 08	42 M
Warrants @ $0.20 from Feb 09	35 M
Full Diluted Shares	345 M

- Employee Options 8 M – Range $0.20-$2.25

14

Black Fox Update
Regional Overview

Location [1]

- Located near Timmins, Ontario, 10km east of Matheson
- Several producing mines are located in the region, resulting in an increased labour pool and infrastructure

Roads [2]

- Supplies and services are available in Matheson or Timmins and can be delivered with a 12-hour turnaround



Electricity [3]

- A main hydropower line to the on-site 5,000kVA transformer substation and distribution lines is currently on site

(1) *SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)*
(2) *Ibid*
(3) *Ibid*

Black Fox Open Pit & Underground 1,330,000 Ounces in Reserve

ApolloGold Corporation


LEGEND
New surface access ramp
Historic underground workings
Cut and fill stope design
Internal access ramps
Ore access drifts
Final pit

Black Fox Project (Ontario, Canada)
+230,000 Meters of Core Drilling For Gold









Black Fox – Reserves

Apollo Gold Corporation

Black Fox- Reserves	Cutoff Grade Au g/t [(1)]	Tonnes (000)	Grade Au g/t (Average)	Contained Au Ounces
Probable [2]				
Open Pit [3]	0.9	4,350	5.2	730,000
Underground [4]	3.0	2,110	8.8	600,000
Total Probable Reserves		6,460	6.4	1,330,000

(1) SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)

(2) Based upon US $650/oz Au gold price.

(3) Open Pit reserves are based upon 0.9g/t Cut off grade

(4) Underground reserves based on 3.0g/t Cut off Grade. Reserves assume 95% mining recovery, 17% planned dilution and 5% unplanned dilution both at 0 g/t grade

Black Fox – Resources (Excluding Reserves) [1]

ApolloGold Corporation

Black Fox- Resources	Cutoff Grade Au g/t	Tonnes (000)	Grade Au g/t (Average)	Contained Au Ounces
Total Indicated Resource [2,3]		450	5.7	
Inferred				
Open Pit	1.0	2,700	4.7	
Underground	3.0	800	12.8	
Total Inferred Resource		3,500	6.5	

(1) *SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)*
(2) *Assumes no underground indicated resources remaining due to conversion into reserves*
(3) *Cautionary Note to US Investors concerning estimates of Indicated Mineral Resources. This presentation uses the term "indicated mineral resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves.*

Black Fox
Major Project Development Activities

ApolloGold Corporation

- Mine Phase I Open Pit, Underground and Mill Permitted
- Pre-Strip Open-Pit Contract – Oct – May 2009
- All Mine Equipment on Site - Feb 2009
- Mine Water Holding Ponds – Completed Feb 09
- Relocate Mine Ancillary Power Services–Completed Feb 09
- Erect Primary Crusher at Mine Site– Completion April 09
- Apollo Mining Ore & Waste - Mar 2009
- Mill Expansion to 1,500/2,000 - Completion Expected by Apr/Sept-09
- Mill Startup Expected - April 2009


Black Fox Open Pit
Stripping Overburden

Black Fox Glacial Till Stripping


KOMATSU
PC 300
400

Sampling Drill Cuttings for Ore Control



New CAT 777 Haul Trucks


CAT
CAT
CAT
CAT

Black Fox
777 Cat Haul Trucks for Ore Haulage

ApolloGold Corporation



40'x50' Temporary Shop Facility



Water Holding Pond Construction


KOMATSU

Black Fox Mill Complex
Mill Expansion From 1,100 TPD to 2,000 TPD

ApolloGold Corporation



Black Fox
Ball Mill Airlifted from China to Canada

ApolloGold Corporation


АН-124-100
Volga-Dnepr
Волга
Днепр

Looking Down on New Ball Mill Installation




Cone Crushers
New Sandvik Cone Crusher - 200HP
HP300 Cone Crusher
Nordberg


New Reagent Building
& Leach Tanks
Reagent Bldg.
New Leach Tanks
CAPACITY: 1000kg

Black Fox Operations

ApolloGold Corporation

Changes from the April 2008 Bankable Feasibility Study

- Start Initial Production with Open Pit Phase I
- Underground Mine Development & Production 2010
- No Toll Treating of Ores
- Owner Operated Mill at 1,500 tpd to 2,000 tpd

Black Fox
Feasibility Study Results [1]

Apollo Gold Corporation

See (1) for discussion of Assumptions	Original Parameters	New Parameters
$NPV_{0\%}$ (US$750/oz Au)	US$302.1M	
Mining Method:	Open Pit & Underground	OP-09 & UG 2010
Mine Life:	9 yrs	Reserves Only
Open Pit Strip Ratio	13.1:1	Reserves Only
Initial Capex:	US$86.9M	US$100- Exp'd Mill
Operating Cost:	US$75.40/t milled[2]	Slightly Lower
LOM Cash Cost	US$387/oz	Slightly Lower
LOM Production	1,261,000 oz	Same
LOM Recovery	95 %	Same

(1) SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)

(2) Mining costs of $41.15/t, processing costs of $31.17/t, G&A costs of $3.08/t

Black Fox – Annual Gold Production (Production & Ounce Matrix)

ApolloGold Corporation

Tonnes / Day Tonnes / Yr	1500 548,000	1600 584,000	1700 620,000	1800 657,000	1900 693,000	2000 730,000
Grade Grms Per Tonne	Au ozs (000)	Au ozs (000)	Au ozs (000)	Au ozs (000)	Au ozs (000)	Au ozs (000)
5	88	94	100	106	111	117
6	106	117	120	127	134	141
7	123	131	140	148	156	164
8	141	150	160	169	178	188
9	158	169	180	190	201	211

- 2009 – Open Pit Ores Only – Pit Avg. Grade 5.2 grms—Upfront Higher grade +7 grms
- 2009 – Apollo Model Shows Higher Grades than Average
- Underground Grade 8.8 grms – 2010 potential start
- Resources = Strike and Down Dip Open for Potential

Black Fox – Cash Cost Per Ounce Matrix (Open Pit Ores 2009 – 2010)

Tonnes Per Day	1500	1600	1700	1800	1900	2000
Grade Grms Per Tonne	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce	Cost Per Ounce
5	400	390	375	360	350	340
6						
7						
8						
9	230	222	215	210	205	200

Apollo Gold Exploration

- Grey Fox Exploration
- Huizopa Exploration

Black Fox
Grey Fox Location - Satellite Project to Black Fox

ApolloGold Corporation

- Approximately 3.5km SE of Black Fox Mine (16 core holes completed)



Black Fox Mine
Grey Fox

Grey Fox 2008 Drilling
16 Core holes for 3,715 meters


GF08-08
GF08-09
GF08-10
GF08-11
GF08-12
GF08-13
GF08-01/02
GF08-03
GF08-06/07
GF08-04/05
GF08-14
GF08-15
GF08-16
PDFZ
Contact
Zone

Huizopa Location & Geological View

ApolloGold Corporation


MINERA SOL DE ORO
HUIZOPA PROJECT
PROJECT LOCATION MAP
United States
MEXICO
JUAREZ
SONORA
CHIHUAHUA
N
Huizopa Project
MINERAL DE DOLORES
CHIHUAHUA CITY
COAHUILA
SINALOA
DURANGO


PDO drilling

Huizopa

ApolloGold Corporation

- Completed first drilling program
  - Highest Intercept Au -42 grams & Ag 162 grams
  - See next slide and Apollo web site for additional data set for drilling and assays
- Metallic Screen analysis increased width of mineralized structures and detected gold/silver halo above geophysics anomalies
- Access road being permitted from the west
- 43-101 to be released in mid-late April

Huizopa Assays g/t

HOLE-ID	FROM	TO	Au g/t	Ag g/t	Section
PDO 08	24.8	26.4	1.1	12.0	8700NE
PDO 09	37.5	38.1	4.1	46.0	8700NE
PDO 09	38.1	39.2	1.6	18.0	8700NE
PDO 09	39.6	40.0	0.8	11.5	8700NE
PDO 10	81.1	81.3	0.0	61.0	7700NE
PDO 10	81.3	81.9	0.0	20.7	7700NE
PDO 10	81.9	83.4	42.5	162.0	7700NE
PDO 10	83.4	84.7	0.5	29.7	7700NE
PDO 11	83.5	85.0	1.7	24.8	7700NE
PDO 11	85.0	85.5	0.8	7.8	7700NE
PDO 11	85.5	87.1	1.3	19.2	7700NE
PDO 11	119.1	120.2	3.7	5.3	7700NE
PDO 13	81.7	83.2	4.7	64.0	7700NE
PDO 13	83.2	83.7	0.5	23.7	7700NE
PDO 15	29.6	30.3	9.0	262.0	8200NE
PDO 15	32.3	32.7	21.6	340.0	8200NE

ApolloGold Corporation

42

Huizopa Volcanic-hosted Gold-Silver Exploration Model

ApolloGold Corporation


Lobo de Oro 1x3 km IP/Resistivity Anomaly
with Disseminated Open Pit Target Potential
Puma de Oro Gold-Silver Intercepts,
up to 44 grams gold, 340 grams silver
Lobo de Oro Gold-Silver Intercepts
LDO-01
LDO-02
LDO-03
Eastern Vein System (projected)
Western Vein System
Major fault/vein breccia
Rascon Ranch Rhyolite
Placitas
Canyon
Shear
Zone
Epithermal Vein
Target Areas
Lobo de Oro Deep Target Zone associated
with intrusive (?)

HUIZOPA - Low sulfidation, quartz-adularia type hot springs alteration at surface. Structurally-controlled vein/fault breccia gold-silver mineralization occurring as electrum and native silver associated with multiple generations of quartz and explosive brecciation related to boiling. Low silver to gold ratios indicate gold-rich system. High mercury and thallium indicate top of gold system.

Apollo Gold Key Points

ApolloGold Corporation

- Apollo Gold is led by Experienced Management Team
- Black Fox has 1,330,000 ounces of Gold in Reserve
- Black Fox Gold has additional Resource Potential
- Black Fox Ore Zones Open on Strike and Dip
- Black Fox Mill Production scheduled for initial startup in mid April 2009
- Production to Ramp up to 1,500 tpd initially
- Mill has the capability to ramp toward 2,000 tpd in late 09
- Grey Fox Exploration Potential
- Huizopa Exploration Potential

Corporate Information

ApolloGold Corporation

NYSE Amex: AGT
TSX: APG
www.apollogold.com

Exchange Traded:

TSX – Toronto Stock Exchange
NYSE Amex Exchange

Investor Relations:

Marlene Matsuoka
Tel: 720-886-9656, Ext. 217
IR Direct Line: 1 (303) 524-3217

Head Office:

5655 S. Yosemite Street, Suite 200
Greenwood Village, CO, 80111-3220

Phone: 1 (720) 886 - 9656 Ext. 217
Phone Toll Free: 1 (877) 465 - 3484